1 Q1 Earnings Report April 29, 2015 6:00 am Pacific © 2015 Blackhawk Network. Confidential and not for replication or distribution.

Forward Looking Statements This presentation may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are indicated by words or phrases such as "guidance," "believes," "expects," "anticipates," "estimates," "plans," "continuing," "ongoing," and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: our ability to meet our financial forecasts for the current year; our ability to achieve anticipated cost savings; our ability to generate adequate taxable income to enable us to fully utilize the cash tax benefits referred to in this presentation; changes in applicable tax law that preclude us from fully utilizing the cash tax benefits referred to in this presentation; our ability to successfully integrate our recent acquisitions into our company and to realize the forecasted synergies of our incentives and rewards business; our ability to grow adjusted operating revenues and adjusted net income as anticipated, our ability to grow at historic rates or at all, the consequences should we lose one or more of our top distribution partners or fail to attract new distribution partners to our network or if the financial performance of our distribution partners' businesses decline, our reliance on our content providers, the demand for their products and our exclusivity arrangements with them, our reliance on relationships with card issuing banks, the consequences to our future growth if our distribution partners fail to actively and effectively promote our products and services, the requirement that we comply with applicable laws and regulations, including increasingly stringent money-laundering rules and regulations and other risks and uncertainties described in our reports and filings with the Securities and Exchange Commission, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in our Annual Report on Form 10-K, and other subsequent periodic reports we have filed with the SEC. We undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so other than as may be required by law. © 2015 Blackhawk Network. Confidential and not for replication or distribution. 2

Overview – 2015 Segment Reporting U.S. Retail International Retail Incentives & Rewards © 2015 Blackhawk Network. Confidential and not for replication or distribution. 3 From time to time we may provide data for “online and digital” product sales which includes all online sales and certain web-based B2B fulfillment of our content in physical or digital formats and which are included in the respective reporting segments above. Includes gift cards, reloadable debit and prepaid telecom cards sold at retail and digital distribution partners, and all “product sales” in the U.S. Includes sales of software solutions, prepaid cards and other services to businesses for use as employee, channel and consumer incentives Includes gift cards and reloadable debit cards sold at retail and digital distribution partners and “product sales” outside the U.S.

Continued Growth in Transaction Dollar Volume (TDV) and Adjusted Operating Revenues (AOR) 4 © 2015 Blackhawk Network. Confidential and not for replication or distribution. Q1 YOY TDV growth – 2015 +42% – 2014 +36% – 2013 +23% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 1 Q 1 3 2 Q 1 3 3 Q 1 3 4 Q 1 3 1 Q 1 4 2 Q 1 4 3 Q 1 4 4 Q 1 4 1 Q 1 5 TDV (in billions) $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 1 Q 1 3 2 Q 1 3 3 Q 1 3 4 Q 1 3 1 Q 1 4 2 Q 1 4 3 Q 1 4 4 Q 1 4 1 Q 1 5 AOR (in millions) Q1 YOY AOR growth – 2015 +48% – 2014 +28% – 2013 +20%

Adjusted EBITDA and Adjusted EPS Quarterly Trend 5 © 2015 Blackhawk Network. Confidential and not for replication or distribution. Q1 YOY Adjusted EBITDA growth – 2015 +127% – 2014 +62% – 2013 -26% Q1 YOY Adjusted EPS growth – 2015 +240% – 2014 +150% – 2013 -50% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 1 Q 1 3 2 Q 1 3 3 Q 1 3 4 Q 1 3 1 Q 1 4 2 Q 1 4 3 Q 1 4 4 Q 1 4 1 Q 1 5 Adjusted EBITDA (in millions) $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 1 Q 1 3 2 Q 1 3 3 Q 1 3 4 Q 1 3 1 Q 1 4 2 Q 1 4 3 Q 1 4 4 Q 1 4 1 Q 1 5 Adjusted EPS

Key Financial Metrics (non-GAAP) Q1’15 vs Q1’14 6 © 2015 Blackhawk Network. Confidential and not for replication or distribution. ($ in millions except EPS) Q1 ’15 Q1 ’14 % Change Adjusted Operating Revenues (AOR) $ 164 $ 111 48% Adjusted EBITDA $ 27 $ 12 127% Adjusted EBITDA Margin 17% 11% Adjusted Net Income $ 19 $ 5 266% Adjusted Diluted EPS $0.34 $0.10 240% • Leverage at EBITDA line due to increase in profitability across all segments • Adjusted net income includes reduction in cash taxes payable related to 2014 spin-off from Safeway and acquisition related NOLs • $9.3M or $0.17 per diluted share for 1Q’15 (vs $1.4M or $0.03 per diluted share for 1Q’14)

Segment Financial Metrics (non-GAAP) Q1’15 vs. Q1’14 7 © 2015 Blackhawk Network. Confidential and not for replication or distribution. ($ in millions) US Retail Int’l Retail BES Unallocated Total TDV 2015 $ 1,964 $ 645 $ 502 $ 3,111 TDV 2014 $ 1,560 $ 500 $ 128 $ 2,188 % Increase 26% 29% 294% 42% AOR 2015 $ 105 $ 23 $ 36 $ 164 AOR 2014 $ 80 $ 22 $ 9 $ 111 % Increase 33% 5% 279% 48% Adjusted EBITDA 2015 $ 44 $ 3 $ 7 $ (27) $ 27 Adjusted EBITDA 2014 $ 33 $ 2 $ 1 $ (24) $ 12 % Increase 37% 51% 360% 14% 127% Note: Unallocated is primarily shared services expenses

Transaction Dollar Volume % of Total by Segment 8 © 2015 Blackhawk Network. Confidential and not for replication or distribution. US Retail - strong sales at top partners including Kroger, Safeway, Ahold & Simon Malls International Retail - strong sales in Asia-Pac, primarily digital media content Incentives & Rewards - includes Parago acquisition; >40% organic growth 63% 21% 16% Q1’15 71% 23% 6% Q1’14

Adjusted Operating Revenues % of Total by Segment 9 © 2015 Blackhawk Network. Confidential and not for replication or distribution. 64% 14% 22% Q1’15 72% 20% 8% Q1’14 US Retail - strong sales of closed & open gift cards and Cardpool exchange International Retail - constant currency growth 19%; lower AOR growth vs. TDV due to higher mix of Japan (lower revenue, minimal expenses) Incentives & Rewards - excluding 2014 acquisitions growth >40%

U.S. Retail

Productivity improvements at existing distribution partners drove ~80% of YOY TDV growth for Q1'15

Expect to migrate additional 1,000 grocery locations from "basic" to "best practices" during FY 2015

AOR grew 33% and was 5.4% of TDV, +30 bps vs 2014 due to growth in marketing revenues and product sales. Pro forma AOR up 22% YOY excluding marketing and product

%

Margin leverage based on gift card growth and improved contribution from Financial Services, Cardpool and Online channel

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Online and Digital Just under 400 egift brands in U.S. – 35 of our top 50 content providers are live with egift Content providers doubling marketing spend and events in FY15 10 new digital distribution partners launched in 2014 Digital transaction dollar volume growing over 200% © 2015 Blackhawk Network. Confidential and not for replication or distribution. 11

International Retail Productivity improvement at existing distribution partners represented ~85% of YOY TDV growth for Q1’15 AOR growth 5% (19% in constant currency) - digital media content (iTunes, Google Play, Xbox) driving growth in regions with lower revenue yield Expect to launch Poland, Indonesia, and India over the next several quarters © 2015 Blackhawk Network. Confidential and not for replication or distribution. 12 FX impact expected to worsen – FY15 adjusted EBITDA impact of $3.8M vs. $2.5M impact per guidance ($0.6M impact in Q1’15)

Incentives & Rewards 2015 outlook for “pro forma organic” Transaction Dollar Volume growth of 15% to 20% (as if we owned Parago for all of 2014) Q1 AOR growth >40% excluding 2014 acquisitions; cross selling opportunities into Blackhawk retail developing Synergies on track to yield cost savings of $8M for fiscal 2016 Full year projected Adjusted EBITDA margins 22%-24% © 2015 Blackhawk Network. Confidential and not for replication or distribution. 13%

Financial Details

Revenue Ratios - Q1'15 vs Q1'14

	Q1'15	Q1'14	Change	FY Est*
Prepaid and Processing Revenues (PPR) % of TDV	9.0%	9.4%	-0.4%	9.1%
Partner Distribution Expense (PDE) % of PPR	55.7%	60.5%	-4.8%	57.1%
Adjusted Operating Revenues (AOR) % of TDV	5.3%	5.1%	+0.2%	5.2%
Pro Forma Adjusted Operating Revenues % of TDV	4.0%	3.9%	0.1%	3.9%

- PPR as % of TDV lower due to higher mix of open loop vs closed loop
- PDE as a % of PPR lower due to addition of Parago and higher mix of US open loop
- AOR increase due to faster growth in marketing revenues and product sales

Note: PPR is total revenues excluding marketing revenues and product sales. See reconciliation to Pro forma AOR in Appendix

* *Current point estimate of full year ratios*

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Expense Ratios - Q1’15 vs Q1’14 16 © 2015 Blackhawk Network. Confidential and not for replication or distribution. Q1‘15 Q1‘14 Change FY Est* Processing & Services % of Pro Forma AOR 50.5% 48.4% 2.1% 46.2% Sales & Marketing , Net % of Pro Forma AOR 22.2% 28.3% -6.1% 21.7% G&A % of Pro Forma AOR 13.1% 15.6% -2.5% 11.3% • Processing & Services increase due to higher mix of open loop products and rebate processing expenses as a result of Parago acquisition • Sales & Marketing (net of marketing revenues) lower due to Parago’s smaller ratio of marketing spend and due to AOR growth rate in Retail • G&A leverage due to strong retail sales growth Note: Expenses exclude non-cash items * Current point estimate of full year ratios

Product Sales and Margin 17 © 2015 Blackhawk Network. Confidential and not for replication or distribution. ($ in millions) Q1‘15 Q1‘14 % Change FY Est* Product Sales $ 26.2 $ 19.4 35% 33% Cost of Products Sold 24.9 19.3 29% 32% Product Gross Profit $ 1.3 $ 0.1 >500% +55% Product Gross Margin 5.0% 0.3% 6.0% • Q1 Product Sales: comprised of Cardpool (85% of total, up 51% YOY), telecom handsets and card services & processing * Current point estimate of full year growth rate and margin

Adjusted EBITDA Bridge – Q1’15 vs Q1’14 18 © 2015 Blackhawk Network. Confidential and not for replication or distribution. ($ in millions) Existing 2014 Acquisitions Total Q1 2014 Adjusted EBITDA $ 12 $ 0 $ 12 AOR 30 24 54 OPEX (18) (20) (38) FX rate impact (1) 0 (1) Q1 2015 Adjusted EBITDA $ 23 $ 4 $ 27 % increase YOY 90% NA 127%

Q1’15 Adjusted EBITDA -> Adjusted Net Income 19 © 2015 Blackhawk Network. Confidential and not for replication or distribution. ($ in millions) Existing 2014 Acquisitions Total Q1 2015 Adjusted EBITDA $ 23 $ 4 $ 27 Depreciation (6) (2) (8) Interest, net (2) (2) (4) Adjusted income before taxes 15 0 15 Income taxes (6) - (6) Adjusted net income before reduction in cash taxes payable 9 0 9 Add: Reduction in cash taxes payable 7 3 10 Q1 2015 Adjusted Net Income $ 16 $ 3 $ 19

Adjusted EPS Bridge – Q1’15 vs. Q1’14 20 © 2015 Blackhawk Network. Confidential and not for replication or distribution. Total Tax Benefits Total Excl Tax Q1 2014 Adjusted EPS $ 0.10 $ 0.03 $ 0.07 Growth from existing businesses 0.11 0.11 Growth from 2014 acquisitions 0.06 0.02 0.04 Less: Depreciation increase 1st year (0.02) (0.02) Less: Interest increase 1st year (0.02) (0.02) Net increase from acquisitions 0.02 0.02 - Cash tax benefit – spin-off 0.12 0.12 - FX rate impact (0.01) (0.01) Increased interest – spin-off (0.01) (0.01) Tax rate Benefit 0.01 0.01 Q1 2015 Adjusted EPS $ 0.34 $ 0.17 $ 0.17

Q2’15 Financial Guidance 21 © 2015 Blackhawk Network. Confidential and not for replication or distribution. ($ in millions except EPS) Q2’15 Guidance Q2’14 Actual % Change Adjusted Operating Revenues $171- $181 $134.7 27% - 34% Adjusted EBITDA $25 - $27 $21.6 16% - 25% Adjusted Net Income before Reduction in Cash Taxes Payable $8.2 - $8.9 $9.2 -11% to -3% Adjusted Diluted EPS before Reduction in Cash Taxes Payable $0.15 - $0.16 $0.17 -12% to -6% Adjusted Net Income $17.5 - $18.2 $14.8 18% to 23% Adjusted Diluted EPS $0.31 - $0.33 $0.28 11% to 18% • Q2’14 included a litigation settlement pre-tax gain of $3.9 million ($0.044 diluted EPS) • Reduction in cash taxes payable expected to be $9.3 million, $3.7 million more than PY • Projected share count 56.0 million vs 53.7 million

2015 Annual Financial Guidance Update 22 © 2015 Blackhawk Network. Confidential and not for replication or distribution. ($ in millions except EPS) FY 2015 Guidance FY 2014 Actual % Change Adjusted Operating Revenues $840M-$875M $683M 23%-28% Adjusted EBITDA $180M-$190M $145M 24%-31% Adjusted Net Income before Reduction in Cash Taxes Payable $80M-$86M $69M 16%-25% Adjusted Diluted EPS before Reduction in Cash Taxes Payable $1.43 - $1.53 $1.27 13%-20% Adjusted Net Income $119M-$125M $97M 23%-29% Adjusted Diluted EPS $2.13 - $2.23 $1.77 20%-26% • Raising FY’15 guidance upper range by $0.05 to $2.23 compared to original guidance provided on February 26

Trailing 4 Quarters Cash Flow © 2015 Blackhawk Network. Confidential and not for replication or distribution. 23 ($ in millions) 53 Weeks Ended Q1‘15 52 Weeks Ended Q1‘14 Change Cash flows from operating activities: Net income $ 53 $ 51 $ 2 Noncash reconciling items 95 65 30 Income tax related, net (21) (27) 6 Changes in settlement accounts 49 11 38 Changes in other operating accounts (46) (49) 3 Net cash provided by operating activities 130 51 79 Cash flows from investing activities (285) (105) (180) Cash flows from financing activities 253 118 135 Impact of FX (14) (4) (10) Net increase in cash $ 84 $ 60 $ 24

GAAP Cash Flows to Free Cash Flows Reconciliation 24 © 2015 Blackhawk Network. Confidential and not for replication or distribution. ($ in millions) 53 Weeks Ended Q1‘15 52 Weeks Ended Q1‘14 Change Net cash provided by operating activities $ 130 $ 51 $ 79 Change in settlement accounts (49) (11) (38) Adjusted net cash provided by operating activities 81 40 41 Capital expenditures (45) (33) (12) Free cash flow $ 36 $ 7 $ 29

Appendix

GAAP Revenues, Adjusted Operating Revenues (AOR) and Pro Forma AOR Reconciliation 26 © 2015 Blackhawk Network. Confidential and not for replication or distribution. ($ in millions) Q1‘15 Q1‘14 % Change Total Operating Revenues $ 319 $ 233 37% Less: Partner Distribution Expense (155) (124) 25% Add: Bank Amendments - 2 Adjusted Operating Revenues 164 111 48% Less: Marketing Revenues (15) (8) 79% Less: Product Sales (26) (19) 36% Add: Mark-to-Market and Intangible 1 1 8% Pro Forma Adjusted Operating Revenues $ 124 $ 85 47% • Pro forma Adjusted Operating Revenues measure expense leverage • Marketing revenues are a pass through with offset in sales and marketing expense • Product sales and cost of product sales are separate line items on the income statement and product sales don’t drive material other operating expenses • Mark-to-market and intangible expense adjustments represent equity-related items

GAAP Net Income to Adjusted EBITDA Reconciliation 27 © 2015 Blackhawk Network. Confidential and not for replication or distribution. ($ in millions) Q1‘15 Q1‘14 % Change Net income $ 5 $ (3) N/M Interest and other income 1 1 96% Interest expense 3 - N/M Income tax expense 2 (2) N/M Depreciation and amortization 15 11 41% EBITDA 26 7 292% Employee stock-based compensation 5 2 87% Distribution partner mark-to-market - 1 N/M Issuing bank contract amendments - 2 N/M Change in value of contingent consideration (4) - N/M Adjusted EBITDA $ 27 $ 12 127%

GAAP Net Income to Adjusted Net Income Reconciliation 28 © 2015 Blackhawk Network. Confidential and not for replication or distribution. ($ in millions) Q1‘15 Q1‘14 % Change Income before income tax expense $ 7 $ (5) N/M Employee stock-based compensation 5 2 87% Distribution partner mark-to-market 0 1 N/M Issuing bank contract amendments 0 2 N/M Change in value of contingent consideration (4) 0 N/M Amortization of intangibles 7 6 27% Adjusted income before income tax expense 15 6 149% Income tax expense (benefit) 2 (2) N/M Income tax expense on adjustments 3 4 (29%) Spin-Off and NOL benefits (9) (1) N/M Adjusted income tax expense (benefit) (4) 1 N/M Adjusted net income $ 19 $ 5 266%

Q & A